o114 STKP

                         SUPPLEMENT DATED AUGUST 3, 1998
                              TO THE PROSPECTUS OF

                         FRANKLIN TAX-EXEMPT MONEY FUND
                             DATED DECEMBER 1, 1997

The prospectus is amended as follows:

I. The minimum investments table in the section "How Do I Buy Shares? - Opening Your Account" is replaced with the following:

                                                                       MINIMUM
                                                                     INVESTMENTS
--------------------------------------------------------------------------------

 To open a regular account .........................................     $1,000
 To open a custodial account for a minor (an UGMA/UTMA account) ....     $  100
 To open an account with an automatic investment plan ..............     $   50
 To add to an account ..............................................     $   50

 For purchases by broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, the minimum initial investment is $250. The minimum initial investment is $100 for officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies.

 We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

II. The following new item is added under "May I Exchange Shares for Shares of Another Fund? - Exchange Restrictions":

  o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your Fund shares.

III.  The  section  "Keeping  Your  Account  Open,"  found  under   "Transaction
Procedures and Special Requirements," is replaced in its entirety with the following:

 KEEPING YOUR ACCOUNT OPEN

 Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to accounts managed by the Franklin Templeton Group.


                 Please keep this supplement for future reference.